SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

Northern Lights Variable Trust

(Name of Registrant as Specified in Its Charter)

Not Applicable

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918107.1

PROBABILITIES VIT FUND

a series of

Northern Lights Variable Trust

17605 Wright Street, Omaha, NE 68130
(631) 470-2600

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held [MEETING DATE]

Dear Shareholders:

The Board of Trustees of the Northern Lights Variable Trust (the “Trust”), an open-end management investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders of the PROBABILITIES VIT FUND (the “Fund”), to be held at the offices of the Trust’s administrator, Gemini Fund Services, LLC, 80 Arkay Drive, Hauppauge, NY 11788, on [MEETING DATE] at [10:00 a.m.], Eastern Time, for the following purposes:

1.   To approve a new Investment Co-Advisory Agreement between the Trust and Princeton Fund Advisors, LLC and Probabilities Fund Management, LLC. No fee increase is proposed.

2.

To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on [RECORD DATE] are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be Held on [MEETING DATE]

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed new Investment Co-Advisory Agreement) and Proxy Voting Ballot are available at [www.proxyvote.com].

By Order of the Board of Trustees

James P. Ash, Esq., Secretary

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope or call the number listed on your proxy card or vote by internet as indicated in the voting instruction materials, whether or not you expect to be present at the meeting.  If you attend the meeting, you may revoke your proxy and vote your shares in person.

918107.1

Probabilities VIT Fund

a series of

Northern Lights Variable Trust

17605 Wright Street, Omaha, NE 68130
(631) 470-2600

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PROXY STATEMENT

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SPECIAL MEETING OF SHAREHOLDERS

To Be Held [MEETING DATE]

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INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Variable Trust (the “Trust”) on behalf of the PROBABILITIES VIT FUND (the “Fund”), for use at the Special Meeting of Shareholders of the Trust (the “Meeting”) to be held at the offices of the Trust’s administrator, Gemini Fund Services, LLC,  80 Arkay Drive, Hauppauge, NY 11788 on [MEETING DATE] at [10:00 a.m.], Eastern Time, and at any and all adjournments thereof.  The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about [MAILING DATE].

The Meeting has been called by the Board of Trustees of the Trust for the following purposes:

1.   To approve a new Investment Co-Advisory Agreement (“New Co-Advisory Agreement”) between the Trust and Princeton Fund Advisors, LLC (“Princeton”) and Probabilities Fund Management, LLC (“PFM”). No fee increase is proposed.

2.

To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on [RECORD DATE] (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A copy of the Fund’s most recent annual report and most recent semi-annual report, including financial statements and schedules, is available at no charge by sending a written request to the Fund, 80 Arkay Drive, Hauppauge, NY 11788, or by calling 1-800-519-0438.

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PROPOSAL

APPROVAL OF A NEW CO-ADVISORY AGREEMENT BETWEEN

THE TRUST AND PRINCETON FUND ADVISORS, LLC AND PROBABILITIES FUND MANAGEMENT, LLC

Background

The Fund’s current investment adviser, PFM, has served in such capacity since the Fund’s commencement of operations on April 29, 2013.  The Board of Trustees of Northern Lights Variable Trust approved the existing Investment Advisory Agreement with PFM (the “Existing Advisory Agreement”) at a meeting held March 27-28, 2013, which was approved by the sole shareholder of the Fund on April 29, 2013. After the Fund’s inception, PFM determined that the Fund would benefit from the management expertise of an organization such as Princeton. Based upon conversations with Trust management, who assisted PFM in identifying Princeton, and after evaluating Princeton, PFM determined that it would be in the  best interests of the Fund and the Fund’s shareholders to request and recommend that the Board and the Fund’s shareholders approve Princeton and PFM as the new co-advisers (the ”Co-Advisers”) to the Fund.

At a meeting on November 12, 2013 (the “Board Meeting”), the Trustees approved a new advisory agreement between the Trust, on behalf of the Fund, and Princeton and PFM (the “New Co-Advisory Agreement”), subject to shareholder approval.  The terms of the New Co-Advisory Agreement are substantially similar in all material respects to those of the Existing Advisory Agreement, except that (i) the date of its execution, effectiveness, and termination are changed, (ii) Princeton and PFM together replace PFM as the sole adviser, (iii) obligations are jointly borne by the Co-Advisers rather than solely by PFM (iv) neither party is authorized to engage sub-advisers, and (v) all fees earned by Princeton and PFM under the New Co-Advisory Agreement will be paid to Princeton, and Princeton will then distribute any fees to PFM in accordance with an agreement between PFM and Princeton.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that advisory agreements, other than certain interim advisory agreements, be approved by a vote of a majority of the outstanding shares of the fund.  Therefore, shareholders are being asked to approve the proposed New Co-Advisory Agreement with Princeton and PFM.

The Advisory Agreements

The New Co-Advisory Agreement is substantially similar in all material respects to the Existing Advisory Agreement, except that (i) the date of its execution, effectiveness, and termination are changed, (ii) Princeton and PFM together replace PFM as the sole adviser, (iii) obligations are jointly borne by the Co-Advisers rather than solely by PFM (iv) neither party is authorized to engage sub-advisers, and (v) all fees earned by Princeton and PFM under the New Co-Advisory Agreement will be paid to Princeton, and Princeton will then distribute any fees to PFM in accordance with an agreement between PFM and Princeton.

Under the terms of the Existing Advisory Agreement, PFM receives an annual fee from the Fund equal to 1.35% of the Fund’s average daily net assets.  From the date of the Fund’s inception through June 30, 2013, under the Existing Advisory Agreement, PFM earned $63,629 in advisory fees.  For such compensation, PFM, at its expense, continuously furnishes an investment program for the Fund, makes investment decisions on behalf of the Fund, and places all orders for the purchase and sale of portfolio securities, subject to the Fund’s investment objectives, policies, and restrictions, and such policies as the Trustees may determine.  Under the New Co-Advisory Agreement the advisory fee paid by the Fund and investment-related services received by the Fund will remain the same.  However, the 1.35% advisory fee will be paid to Princeton, and Princeton will then distribute any fees to PFM in accordance with an

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agreement between PFM and Princeton, and investment-related duties will be shared by PFM and Princeton.

The New Co-Advisory Agreement, like the Existing Advisory Agreement, provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by (i) the Board by a vote cast in person at a meeting called for the purpose of voting on such approval or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event continuance is also approved by a majority of the “Independent Trustees” (defined below).  The New Co-Advisory Agreement automatically terminates on assignment and is terminable on not more than 60 days’ notice by the Fund.  In addition, the New Co-Advisory Agreement may be terminated upon 60 days’ notice by either Princeton or PFM given to the Fund.  Under the terms of the New Co-Advisory Agreement, the same fee will be shared by the Co-Advisers.

The New Co-Advisory Agreement, like the Existing Advisory Agreement, provides that neither Princeton nor PFM will be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

The effective date of the New Co-Advisory Agreement will be the date shareholders of the Fund approve the New Co-Advisory Agreement. If the New Co-Advisory Agreement with Princeton and PFM is not approved, the Board of Trustees and PFM will consider other options, including a new or modified request for shareholder approval of a new advisory agreement.

The New Co-Advisory Agreement is attached as Appendix A.  You should read the New Co-Advisory Agreement.  The description in this Proxy Statement of the New Co-Advisory Agreement is only a summary.

PFM has contractually agreed to reduce its fees and to reimburse expenses (the “Expense Limitation Agreement”), at least until April 30, 2014, to ensure that Net Annual Fund Operating Expenses (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Co-Advisers))) will not exceed 2.24% for Class 1 shares and 2.39% for Class 2 shares of the Fund's average daily net assets.  The Expense Limitation Agreement also provides that fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  The Expense Limitation Agreement will be assumed by the Co-Advisers.

Information Concerning Princeton

Princeton is a Delaware limited liability company organized in 2011 pursuant to a partial reorganization and continuation of a predecessor entity that was established in 1999 for the purpose of advising individuals and institutions.  Princeton is co-owned and controlled by John L. Sabre, Greg D. Anderson, and Roger C. Bowden and Lynn V. Sabre is also a co-owner.  Princeton currently serves as adviser to four mutual funds, including one fund which it co-advises with PFM using an investment objective and principal investment strategies which are  is substantially similar to this Fund.  The Probabilities Fund in Northern Lights Fund Trust launched in December, 2013 and currently has nets assets of approximately $ [    ]million.  Princeton and PFM receive a management fee equal to an annual rate of [1.35%] of the average daily net assets of the Probabilities Fund.  Princeton and PFM have contractually agreed to reduce their fees and/or absorb expenses of the Probabilities Fund until at least January 31, 2015, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or

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Reimbursement (excluding any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the co-advisers)) will not exceed 2.14%, 2.89%, 1.89%, and 2.14%  for Class A, Class C , Class I and Class R shares, respectively; subject to possible recoupment from the Probabilities Fundin future years on a rolling three year basis (within the three years after the end of the fiscal year during which the fees were waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  As of November 12, 2013, Princeton had approximately $691 million in assets under management. The names, titles, addresses, and principal occupations of the officers of Princeton are set forth below:

Name and Address*:	Title:	Principal Occupation:
John L. Sabre	Chief Executive Officer	CEO and Managing Member, Princeton Fund Advisors, LLC
Roger C. Bowden	President	President and Managing Member, Princeton Fund Advisors, LLC
Greg Anderson	Chief Investment Officer	Chief Investment Officer and Managing Member, Princeton Fund Advisors, LLC
Michael Sabre	Chief Compliance Officer and CFO	Chief Compliance Officer and CFO, Princeton Fund Advisors, LLC

* Each person’s address is in care of Princeton, 1125 Seventeenth Street, Suite 1400, Denver, CO 80202.

Information Concerning PFM

PFM is a California limited liability company organized in 2007 and is located at 1665 Union Street, Suite A, San Diego, CA 92101. PFM is owned and controlled by Joseph B. Childrey. As of November 12, 2013, PFM had approximately $53 million in assets under management, including $43 million in assets of the Fund. The names, titles, addresses, and principal occupations of the officers of PFM are set forth below:

Name and Address*:	Title:	Principal Occupation:
Joseph B. Childrey	Managing Member, Chief Investment Officer, and Chief Compliance Officer	Managing Member, Chief Investment Officer, and Chief Compliance Officer, Probabilities Fund Management, LLC
Mary Gray	Chief Operating Officer	Chief Operating Officer, Probabilities Fund Management, LLC

* Each person’s address is in care of PFM, 1665 Union Street, Suite A, San Diego, CA 92101.

Evaluation by the Board of Trustees

At an in-person meeting held on November 12, 2013, the Board, including the Independent Trustees, considered the approval of the New Co-Advisory Agreement.  The Trustees were assisted by independent legal counsel and Trust counsel throughout the agreement review process.  The Trustees relied upon the advice of independent legal counsel and Trust counsel, and their own business judgment in determining the material factors to be considered in evaluating the New Co-Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the New Co-Advisory Agreement.

Nature, Extent and Quality of Service.

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Probabilities Fund Management, LLC:  The Trustees noted that PFM, founded in 2007, currently manages approximately $53 million in assets specializing in trend following by utilizing a rules-based, systematic, long/short investment strategy for separately managed accounts (SMAs) serving annuity owners and their beneficiaries, a hedge fund, and the Fund.  The Trustees reviewed the background information of the key investment personnel responsible for servicing the Fund and were satisfied with their qualifications, noting each holds several security industry licenses, have years of experience managing a hedge fund portfolio, along with experience in research, marketing, compliance and operations.  They considered that the research and analysis conducted by PFM is the basis of a proprietary strategy driven by seasonal, institutional pressure, and political events, which systematically determine the investments’ entry and exit points, and then a systematic risk management overlay is applied to provide a level of capital protection.  The Trustees recognized that the adviser’s strategy of investing in a limited number of exchange-traded funds (“ETFs”) could be a challenge as the Fund grows in size, but PFM will monitor the liquidity of each ETF and evaluate alternative investments.  The Trustees again noted their comfort with PFM’s additional staff and qualified legal counsel.  They concluded that PFM is qualified to provide a level of service consistent with the Trustees’ expectations.  The Trustees were pleased to learn that the adviser has retained the services of a legal and compliance consultant to assist with providing ongoing compliance support, and noted PFM has reported no material compliance or litigation issues that would impede its ability to operate.  The Board members expressed their satisfaction with the overall qualifications and experience of PFM, its experience managing a private hedge fund with a proven track record, and its performance over the short period (several months) PFM has been an adviser to the Fund.  The Trustees concluded that PFM has the ability to provide a level of quality service for the benefit of the Fund.

Princeton Fund Advisers, LLC:  The Trustees noted that Princeton and its affiliates provide alternative asset management strategies to institutional and individual clients worldwide, act as adviser or co-adviser to three mutual funds and manage approximately $691 million in total assets.  The Trustees reviewed the backgrounds of the key personnel responsible for servicing the Fund and were satisfied with their combined 60 years of diverse alternative asset management experience obtained from previous positions held at various financial institutions.  They noted that Princeton focuses on finding alternative investment managers and conducts continuous evaluation and monitoring of the managers and sub-advisers they partner with.  Based on Princeton’s experience managing and supervising sub-advisers and co-advising other mutual funds, the Board considered it a positive that Princeton will work with PFM to develop the Fund’s investment structure and conduct ongoing due diligence of PFM.  The Trustees discussed the allocation of responsibility between the Co-Advisers, noting that PFM will make investment decisions for the Fund and Princeton will provide daily compliance monitoring of the portfolio’s investments to ensure they are within the stated investment guidelines in addition to monitoring compliance with tax and diversification requirements and other regulatory requirements.  While recognizing that not all investment strategy risks can be eliminated, the Trustees agreed that they were was satisfied that Princeton will work with and assist PFM with the review and monitoring of the key risks associated with the Fund.  The Trustees noted Princeton reported no material compliance or litigation issues that would inhibit its ability to operate as Co-Adviser to the Fund.  The Trustees agreed that the unique structure of the Co-Adviser relationship to the Fund and Princeton’s previous mutual fund experience will bring added value and provide high quality service to the Fund for the benefit of its shareholders.

Performance.  The Trustees evaluated the performance of a hedge fund managed by PFM, Probabilities Fund LP, noting that it significantly outperformed the S&P 500 over the 5-year period and since inception in 2008, while slightly trailing the S&P 500 over the last year.  The Trustees acknowledged, that the leverage used by the hedge fund was on average somewhat higher than the maximum leverage that the Fund can utilize, but the performance indicates that PFM can perform well using similar selection techniques.  They further considered the Fund, an established series of the Trust, and noted that a representative of Trust management reported that PFM has done a good job managing the assets and working with the Fund’s administration team.  With respect to Princeton, the Trustees noted their

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familiarity with Princeton and considered favorably Princeton’s history as a Co-Adviser to another fund in the Northern Lights Fund Trust that is a part of the same fund complex as the Trust.  After discussion, they concluded that PFM has demonstrated its ability to deliver favorable performance, and Princeton to provide favorable supervision and monitoring, using similar selection techniques, and has the potential to provide favorable investment returns for the Fund and both current and future shareholders.

Fees and Expenses.  The Trustees evaluated the proposed advisory fee of 1.35%, to be shared by and between the Co-Advisers, and the Fund’s estimated net expense ratio, and compared it to the averages of a peer group and Morningstar category, as well as the fees charged to separate accounts managed by PFM.  The Trustees noted that the proposed advisory fee was lower than the fee paid by the hedge fund managed by PFM (a 1.50% management fee plus a 20% incentive fee) and the peer group average (1.38%), but higher than the Morningstar category average (1.25%).  After evaluating the materials provided and the responses given by the representatives of PFM and Princeton, the Trustees concluded that the advisory fee was acceptable.

Economies of Scale.  The Trustees considered whether economies of scale would be realized by the Co-Advisers with respect to the management of the Fund.  They discussed the responses from the Co-Advisers as to when breakpoints might be appropriate, noting that PFM and Princeton indicated the Fund would likely benefit from economies of scale when each reaches $500 million in assets.  They further noted that PFM and Princeton had indicated their respective willingness to discuss breakpoints when assets reach $1 billion.  After discussion, it was the consensus of the Trustees that based on the anticipated size of the Fund, economies of scale would be revisited as the size of the Fund materially increases.

Profitability.  The Trustees considered the anticipated profits to be realized by PFM and Princeton in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the advisory services to be provided to the Fund.  The Trustees noted that an expense cap is in place and discussed its probable impact on Co-Adviser profits.  The Trustees noted that the PFM estimates that during the first fiscal year it may realize moderate profits and Princeton estimates realizing a net loss during the first fiscal year.  The Trustees discussed the unique fee sharing arrangement between the Co-Advisers, noting the sliding scale of fee sharing based on Fund assets.  After further discussion, the Trustees concluded that the anticipated levels of profit are reasonable.

Conclusion.  Having requested and received such information from Princeton and PFM as the Trustees believed to be reasonably necessary to evaluate the terms of the Co-Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that approval of the Co-Advisory Agreement is in the best interests of the current and future shareholders of the Fund.

Since the Trustees review and approval, the hedge fund has been converted into the Probabilities Fund, for which PFM and Princeton are co-advisers, as discussed above.

Accordingly, the Board of Trustees of the Trust, including the Independent Trustees, unanimously recommends that shareholders of the Fund vote “FOR” approval of the New Co-Advisory Agreement.

OTHER INFORMATION

OPERATION OF THE FUND

The Fund is a diversified series of the Northern Lights Variable Trust, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust on January 19, 2005.  The Trust’s principal executive offices are located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.  The Board of Trustees supervises the business activities of the Fund.  Like other mutual funds, the Fund retains various organizations to perform specialized

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services.  The Fund currently retains PFM as its investment adviser pursuant to the Existing Advisory Agreement.  Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska, serves as principal underwriter and distributor of the Fund.  Gemini Fund Services, LLC provides the Fund with transfer agent, accounting, and administrative services.  Northern Lights Compliance Services, LLC provides the Fund with compliance services.

THE PROXY

The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting.  A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted: for approval of the proposed New Co-Advisory Agreement, and at the discretion of the holders of the proxy, on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement.  You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, there were [TOTAL NUMBER OF SHARES] shares ([NUMBER OF CLASS 1 SHARES] Class 1 shares and [NUMBER OF CLASS 2 SHARES] Class 2 shares) of beneficial interest of the Fund issued and outstanding.  All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on each proposal.  Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of the proposed New Co-Advisory Agreement.  As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of the Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the meeting, but they are not affirmative votes for any proposal.  As a result, with respect to approval of the proposal, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

To the best knowledge of the Trust, except as listed below, there were no Trustees or officers of the Trust or other shareholders who were the beneficial owners of more than 5% of the outstanding shares of the Fund on the Record Date. As of the Record Date, the Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially own more than 5% of the outstanding shares of the Fund.  As of the Record Date, the Trustees and officers, in total, owned [no] shares of the Fund.

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Fund
[TABLE TO BE COMPLETED Class 1 Shares

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Class 2 Shares]

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act.  Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting.  Under the proxy rules of the Securities & Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting.  Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made.  The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion.  You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting.  Any shareholder proposal should be sent to James P. Ash, Esq., Secretary, Northern Lights Variable Trust, c/o Gemini Fund Services, LLC, 80 Arkay Drive,

Hauppauge, NY 11788. Shareholder proposals may also be raised from the floor at the Meeting without prior notice to the Trust.

COST OF SOLICITATION

The Board of Trustees of the Trust is making this solicitation of proxies.  The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by [the Co-Advisers].  In addition to solicitation by mail, the Trust will request banks, brokers, and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Fund of whom they have knowledge, and [the Co-Advisers] will reimburse them for their expenses in so doing.  Certain officers, employees, and agents of the Trust and [the Co-Advisers] may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Trust’s Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above.  If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may send only one Proxy Statement unless you or the other shareholder(s) request otherwise.  Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you.  You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future.  For such requests, call the Trust’s administrator at (631) 470-2600, or write the Trust at 80 Arkay Drive, Hauppauge, NY 11788.

Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on [MEETING DATE]

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A copy of the Notice of Shareholder Meeting, the Proxy Statement (including copies of the proposed New Co-Advisory Agreement), and Proxy Card are available at
[www.proxyvote.com].

BY ORDER OF THE BOARD OF TRUSTEES

James P. Ash, Esq., Secretary

Dated [MAILING DATE]

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE OR CALL THE NUMBER LISTED ON YOUR PROXY CARD OR VOTE BY INTERNET, AS INDICATED IN THE VOTING INSTRUCTION MATERIALS.

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INVESTMENT ADVISORY AGREEMENT

between

NORTHERN LIGHTS VARIABLE TRUST

 and

Probabilities Fund Management, LLC

and

Princeton Fund Advisors, LLC

     AGREEMENT, made as of [

] between Northern Lights Variable Trust, a Delaware statutory trust (the "Trust"), and each Probabilities Fund Management, LLC, a California limited liability company (a "Co-Adviser" or “Probabilities”) located at 1665 Union Street, Suite A, San Diego, CA 92101; and Princeton Fund Advisors, LLC, a Delaware limited liability company (a “Co-Adviser” or “Princeton”) located at 1125 17th Street, Suite 1400, Denver, CO 80202.

RECITALS:

     WHEREAS, the Trust is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

     WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations;

     WHEREAS, the Trust offers shares in the series named on Appendix A hereto (such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with Section 1.3, being herein referred to as a "Fund," and collectively as the "Funds");

     WHEREAS, each Co-Adviser is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended; and

     WHEREAS, the Trust desires to retain each Co-Adviser to render investment advisory services to the Trust with respect to each Fund in the manner and on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, the parties hereto agree as follows:

1. Services of each Co-Adviser.

      1.1 Investment Advisory Services. The Co-Advisers shall each act as an investment adviser to the Fund and provide the following services, with a Co-Adviser to execute such specific service or services as the Co-Advisers shall determine among themselves, (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective(s), policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Co-Adviser(s) will place orders pursuant to investment determinations either directly with the  issuer or with a broker or dealer, and if with a broker or dealer, (a) the Co-Adviser placing the orders will attempt to obtain the best price and execution of its orders, and (b) each may nevertheless at its discretion purchase and sell portfolio securities from and to brokers who provide the Co-Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission than may be charged by other brokers.

      The Trust hereby authorizes any entity or person associated with a Co-Adviser, which is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

      The Co-Advisers shall carry out duties with respect to the Fund's investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in the Fund's then-current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Co-Advisers.

      1.2 Administrative Services.   The Trust has engaged the services of an administrator.  The Co-Advisers shall each provide such additional administrative services as reasonably requested by the Board of Trustees or officers of the Trust; provided, that each Co-Adviser shall not have any obligation to provide under this Agreement any direct or indirect services to Trust shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and each or both Co-Advisers. Subject to the foregoing, in providing administrative services hereunder, each Co-Advisers shall:

      1.2.1 Office Space, Equipment and Facilities.  Provide such office space, office equipment and office facilities as are adequate to fulfill the Co-Adviser's obligations hereunder.

      1.2.2 Personnel. Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform the administrative functions which are not performed by employees or other agents engaged by the Trust or by the Co-Adviser acting in some other capacity pursuant to a separate agreement or arrangement with the Trust.

      1.2.3 Agents. Assist the Trust in selecting and coordinating the activities of the other agents engaged by the Trust, including the Trust's shareholder servicing agent, custodian, administrator, independent auditors and legal counsel.

      1.2.4 Trustees and Officers. Authorize and permit the Co-Adviser's directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.

      1.2.5 Books and Records. Assure that all financial, accounting and other records required to be maintained and preserved by the Co-Adviser on behalf of the Trust are maintained and preserved by it in accordance with applicable laws and regulations.

      1.2.6 Reports and Filings. Assist in the preparation of (but not pay for) all periodic reports by the Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the Funds and Fund shares, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws.

      1.3 Additional Series. In the event that the Trust establishes one or more series after the effectiveness of this Agreement ("Additional Series"), Appendix A to this Agreement may be amended to make such Additional Series subject to this Agreement upon the approval of the Board of Trustees of the Trust and the shareholder(s) of the Additional Series, in accordance with the provisions of the Act. The Trust, or either, or both Co-Advisers may elect not to make any such series subject to this Agreement.

      1.4 Change in Management or Control. Each Co-Adviser shall provide at least sixty (60) days' prior written notice to the Trust of any change in the ownership or management of the Co-Adviser, or any  event or action that may constitute a change in “control,” as that term is defined in Section 2 of the Act.  Each Co-Adviser shall provide prompt notice of any change in the portfolio manager(s) responsible for the day-to-day management of the Funds.

2. Expenses of the Funds.

      2.1 Expenses to be Paid by the Co-Advisers. Each Co-Adviser shall pay all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors, members or employees of the Co-Adviser.

      In the event that a Co-Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Co-Adviser under this Agreement, the Co-Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve either Co-Adviser of any obligation to the Fund(s) under any separate agreement or arrangement between the parties.

      2.2 Expenses to be Paid by the Fund.  Each Fund shall bear all expenses of its operation, except those specifically allocated to a Co-Adviser under this Agreement or under any separate agreement between the Trust and a Co-Adviser. Subject to any separate agreement or arrangement between the Trust and a Co-Adviser, the expenses hereby allocated to the Fund, and not to a Co-Adviser, include but are not limited to:

      2.2.1 Custody. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of the Fund's cash, securities, and other property.

      2.2.2 Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any shareholder servicing agent, dividend disbursing agent, transfer agent or other agent engaged by the Trust to service shareholder accounts.

      2.2.3 Shareholder Reports. All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

      2.2.4 Prospectuses. All expenses of preparing, converting to EDGAR format, filing with the Securities and Exchange Commission or other appropriate regulatory body, setting in type, printing and mailing annual or more frequent revisions of the Fund's Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

      2.2.5 Pricing and Portfolio Valuation. All expenses of computing the Fund's net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Fund's investment portfolio.

      2.2.6 Communications. All charges for equipment or services used for communications between each Co-Adviser or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.

      2.2.7 Legal and Accounting Fees. All charges for services and expenses of the Trust's legal counsel and independent accountants.

      2.2.8 Trustees' Fees and Expenses. All compensation of Trustees other than those affiliated with a Co-Adviser, all expenses incurred in connection with such unaffiliated Trustees' services as Trustees, and all other expenses of meetings of the Trustees and committees of the Trustees.

      2.2.9 Shareholder Meetings. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitations therefor.

      2.2.10 Federal Registration Fees. All fees and expenses of registering and maintaining the registration of the Fund under the Act and the registration of the Fund's shares under the Securities Act of 1933 (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, converting to EDGAR format, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements that may be made from time to time.

      2.2.11 State Registration Fees. All fees and expenses of taking required action to permit the offer and sale of the Fund's shares under securities laws of various states or jurisdictions, and of registration and qualification of the Fund under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesperson of the Trust in any state).

      2.2.12 Confirmations. All expenses incurred in connection with the issue and transfer of Fund shares, including the expenses of confirming all share transactions.

      2.2.13 Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to the Fund in a manner approved by its Trustees.

      2.2.14 Brokerage Commissions. All brokers' commissions and other charges incident to the purchase, sale or lending of the Fund's portfolio securities.

      2.2.15 Taxes. All taxes or governmental fees payable by or with respect to the Fund to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

      2.2.16 Trade Association Fees. All fees, dues and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization.

      2.2.18 Compliance Fees. All charges for services and expenses of the Trust's Chief Compliance Officer.

      2.2.19 Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees and agents.

3. Co-Advisory Fee.

      As compensation for all services rendered, facilities provided and expenses paid or assumed by the Co-Advisers under this Agreement, the Fund shall pay Princeton in total (who shall be responsible for paying Probabilities their portion of the Co-Advisory fee) on the last day of each month, or as promptly as possible thereafter, a fee calculated by applying a monthly rate, based on an annual percentage rate, to the Fund's average daily net assets for the month.  The total annual percentage rate applicable to the Fund is set forth in Appendix A to this Agreement, as it may be amended from time to time in accordance with Section 1.3 of this Agreement.  If this Agreement shall be effective for only a portion of a month with respect to a Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.  The total Co-Advisory fees shall be divided between Princeton and Probabilities as they agree between themselves.

4. Proxy Voting.

      The Co-Advisers, as they shall determine among themsleves, will vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of a Fund may be invested from time to time.  Such proxies will be voted in a manner that a Co-Adviser deems, in good faith, to be in the best interest of the Fund and in accordance with its proxy voting policy.  Each Co-Adviser agrees to provide a copy of its proxy voting policy to the Trust prior to the execution of this Agreement, and any amendments thereto promptly.

5. Records.

      5.1 Tax Treatment. The Trust shall maintain, or arrange for others to maintain, the books and records of the Trust in such a manner that treats the Fund as a separate entity for federal income tax purposes.

      5.2 Ownership. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by a Co-Adviser on behalf of the Trust are the property of the Trust and shall be surrendered by the Co-Adviser promptly on request by the Trust; provided, that a Co-Adviser may at its own expense make and retain copies of any such records.

6. Reports to Co-Advisers.

      The Trust shall furnish or otherwise make available to the Co-Advisers such copies of the Fund's Prospectus, Statement of Additional Information, financial statements, proxy statements, reports and other information relating to its business and affairs as each Co-Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

7. Reports to the Trust.

      The Co-Advisers shall prepare and furnish to the Trust such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

8. Code of Ethics.

      Each Co-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption.  Within 45 days of the last calendar quarter of each year while this Agreement is in effect, each Co-Adviser will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Co-Adviser has adopted procedures reasonably necessary to prevent "access persons" (as that term is defined in Rule 17j-1) from violating the code.

9. Retention of Sub-Adviser.

      Not applicable.

10. Services to Other Clients.

      Nothing herein contained shall limit the freedom of a Co-Adviser or any affiliated person of a Co-Adviser to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

11. Limitation of Liability of Each Co-Adviser and its Personnel.

      Neither a Co-Adviser nor any director, manager, officer or employee of the Co-Adviser performing services for the Trust at the direction or request of the Co-Adviser in connection with the Co-Adviser's discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and each Co-Adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Co-Adviser;  PROVIDED, that nothing herein contained shall be construed (i) to protect a Co-Adviser against any liability to the Trust or its shareholders to which the Co-Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Co-Adviser's duties, or by reason of the Co-Adviser's reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, manager, officer or employee of the Co-Adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

12. Effect of Agreement.

      Nothing herein contained shall be deemed to require to the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

13. Term of Agreement.

      The term of this Agreement shall begin as of the date and year upon which the shareholders of the Fund listed on Appendix A approve this Agreement, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years. Thereafter, this Agreement shall continue in effect with respect to the Fund from year to year, subject to the termination provisions and all other terms and conditions hereof; PROVIDED, such continuance with respect to a Fund is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Trustees of the Trust; PROVIDED, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto. Each Co-Adviser shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

14. Amendment or Assignment of Agreement.

      Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized (i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of the Fund affected by such amendment as required by applicable law. This Agreement shall terminate automatically and immediately in the event of its assignment.

15. Termination of Agreement.

      This Agreement may be terminated as to any Fund at any time by any party hereto, without the payment of any penalty, upon sixty (60) days' prior written notice to the other parties; PROVIDED, that in the case of termination by any Fund, such action shall have been authorized (i) by resolution of the Trust's Board of Trustees, including the vote or written consent of Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or (ii) by vote of majority of the outstanding voting securities of the Fund.

16. Use of Name.

      The Trust is named the Northern Lights Variable Trust and the Fund may be identified, in part, by the name "Northern Lights."

17. Declaration of Trust.

      Each Co-Adviser is hereby expressly put on notice of the limitation of  shareholder liability as set forth in the Trust's Declaration of Trust and agrees that the obligations assumed by the Trust or a Fund, as the case may be, pursuant to this Agreement shall be limited in all cases to the Trust or a Fund, as the case may be, and its assets, and each Co-Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust. In addition, each Co-Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. Each Co-Adviser understands that the rights and obligations of any Fund under the Declaration of Trust are separate and distinct from those of any and all other Funds. Each Co-Adviser further understands and agrees that no Fund of the Trust shall be liable for any claims against any other Fund of the Trust and that a Co-Adviser must look solely to the assets of the pertinent Fund of the Trust for the enforcement or satisfaction of any claims against the Trust with respect to that Fund.

18. Confidentiality.

      Each Co-Adviser agrees to treat all records and other information relating to the Trust and the securities holdings of the Fund as confidential and shall not disclose any such records or information to any other person besides professional counsel unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law.  In addition, each Co-Adviser and the Co-Adviser's officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings.  Each Co-Adviser agrees that, consistent with the Co-Adviser's Code of Ethics, neither the Co-Adviser nor the Co-Adviser's officers, directors, members or employees may engage in personal securities transactions based on material nonpublic information about a Fund's portfolio holdings.

19. Jurisdiction.

This Agreement shall be governed and construed in accordance with the laws of the State of New York.

20. Interpretation and Definition of Terms.

         Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment" and "affiliated person," as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

21. Captions.

         The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

22. Execution in Counterparts.

         This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

[Signature Page Follows]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date and year first above written.

                               NORTHERN LIGHTS VARIABLE TRUST

                               By: ____________________________

                               Name: Andrew Rogers

                               Title: President

                               Princeton Fund Advisors, LLC

                               By: ____________________________

                               Name:  Greg Anderson

                               Title: Managing Member

                               Probabilities Fund Management, LLC

                               By: ____________________________

                               Name:  Joseph Childrey

                               Title: Managing Member

NORTHERN LIGHTS VARIABLE TRUST

INVESTMENT CO-ADVISORY AGREEMENT

APPENDIX A

FUND(S) OF THE TRUST

NAME OF FUND	ANNUAL ADVISORY FEE AS A % OF AVERAGE NET ASSETS OF THE FUND
Probabilities VIT Fund	1.35%

918107.1

Northern Lights Variable Trust

4020 South 147th Street, Omaha, NE 68137

PROBABILITIES VIT FUND

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD [MEETING DATE]

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Jim Colantino, Andrew Rogers, and James Ash each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of the Probabilities VIT Fund, a series of Northern Lights Variable Trust (the “Trust”), to be held at the offices of the Trust’s administrator, 80 Arkay Drive, Hauppauge, NY 11788 on [MEETING DATE] at [10:00 a.m.], Eastern Time, and at any and all adjournments thereof, all shares of beneficial interest of the Probabilities VIT Fund, on the proposals set forth regarding the approval of: (i) a new Investment Co-Advisory Agreement between the Trust and Princeton Fund Advisors, LLC and Probabilities Fund Management, LLC; and (ii) any other matters properly brought before the Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S).  IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR”: (I) THE NEW INVESTMENT CO-ADVISORY AGREEMENT; AND (II) IN THE APPOINTED PROXIES’ DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.  The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees.  Your signature(s) on this should be exactly as your name(s) appear(s) on this Proxy.  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees, or guardians should indicate the full title and capacity in which they are signing.

_______________________________________

Signature        Date

_______________________________________

Signature of Joint Shareholder    Date

▲  FOLD HERE  PLEASE DO NOT TEAR ▲

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example: ☒

	FOR	AGAINST	ABSTAIN
1. To approve a new Investment Co-Advisory Agreement between the Trust and Princeton Fund Advisors, LLC and Probabilities Fund Management, LLC.	□	□	□

______________________________________________________________

A copy of the Proxy Statement and sample Proxy Ballot are available online at: www.proxyvote.com

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

918107.1